UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2011

MOTORS LIQUIDATION COMPANY
(Exact Name of Registrant as Specified in its Charter)

1-43 (Commission File Number)	DELAWARE (State or other jurisdiction of incorporation)	38-0572515 (I.R.S. Employer Identification No.)

401 S. Old Woodward, Suite 370 Birmingham, Michigan (Address of Principal Executive Offices)	48009 (Zip Code)

(313) 486-4044
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.          Entry into a Material Definitive Agreement;
ITEM 1.03.          Bankruptcy or Receivership

As previously disclosed, Motors Liquidation Company (the “Company”), and certain of its direct and indirect subsidiaries MLCS, LLC (“MLCS LLC”), MLCS Distribution Corporation (“MLCS Distribution”), MLC of Harlem, Inc. (“Harlem”), Remediation and Liability Management Company, Inc. (“RLMC”) and Environmental Corporate Remediation Company, Inc. (“ECRC” and collectively with the Company, MLCS LLC, MLCS Distribution, Harlem, RLMC and ECRC, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Motors Liquidation Company, et al., Ch. 11 Case Number 09-50026) (the “Chapter 11 Cases”).  The Chapter 11 Cases for certain of the Debtors commenced on June 1, 2009, and the Chapter 11 Cases for certain other Debtors commenced on October 9, 2009.

As previously disclosed, on July 10, 2009, the Company, MLCS LLC, MLCS Distribution and Harlem sold substantially all of their assets to General Motors Company, formerly known as NGMCO, Inc. (“New GM”), pursuant to section 363(b) of the Bankruptcy Code (the “363 Sale”).  As partial consideration for the 363 Sale, New GM issued a combination of New GM common stock and warrants to the Company (the “New GM Securities”), as more specifically described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2009.

On March 29, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Second Amended Joint Chapter 11 Plan (the “Plan”).  A copy of each of the Confirmation Order (without exhibits) and the Plan (as confirmed by the Bankruptcy Court and without exhibits) are attached hereto as Exhibit 2.1 and Exhibit 2.2 respectively, and each is incorporated herein by reference.

On March 31, 2011, the Plan became effective (the “Effective Date”).

Summary of the Plan

The following is a summary of the material features of the Plan, as confirmed by the Bankruptcy Court.  This summary is qualified in its entirety by reference to the Plan and the Confirmation Order.  Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

The Plan provides for the creation of the following four trusts:

•
the GUC Trust, which is responsible for administrating certain post-Effective Date responsibilities under the Plan, including distributing New GM Securities to holders of Allowed General Unsecured Claims and resolving outstanding Disputed Claims;

•
the Environmental Response Trust, which is responsible for conducting, managing, and/or funding Environmental Actions with respect to certain real property owned by the Debtors after the consummation of the 363 Sale;

•	the Asbestos Trust, which is responsible for directing the processing, liquidation, and payment of all Asbestos Personal Injury Claims; and

•	the Avoidance Action Trust, which is responsible for liquidating and distributing any proceeds of the Term Loan Avoidance Action.

A description of each of the trust agreements entered into by the Company with respect to the above mentioned trusts is set forth in this Current Report.

The Plan treats all creditors and equity interest holders in accordance with their relative priorities under the Bankruptcy Code.  Under the Plan, there are six separate classes of claims or equity interests:

•	Class 1: Secured Claims;
•	Class 2: Priority Non-Tax Claims;
•	Class 3: General Unsecured Claims;
•	Class 4: Property Environmental Claims;
•	Class 5: Asbestos Personal Injury Claims; and
•	Class 6: Equity Interests in the Company.

The Plan provides for the following treatment with respect to each Class:

•
Class 1:  Except to the extent that a holder of an Allowed Secured Claim agrees to a different treatment of such claim, on the Effective Date, or as soon thereafter as is reasonably practicable, each holder of an Allowed Secured Claim shall receive, at the option of the Debtors, and in full satisfaction of such claim, either (i) cash in an amount equal to one hundred percent (100%) of the unpaid amount of such Allowed Secured Claim, (ii) the proceeds of the sale or disposition of the collateral securing such Allowed Secured Claim, net of the costs of disposition of such collateral, (iii) the collateral securing such Allowed Secured Claim, (iv) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of such Allowed Secured Claim is entitled, or (v) such other distribution as is necessary to satisfy the requirements of section 1129 of the Bankruptcy Code.

•
Class 2:  Except to the extent that a holder of an Allowed Priority Non-Tax Claim agrees to a different treatment of such claim, on the Effective Date, or as soon thereafter as is reasonably practicable, each such holder shall receive, in full satisfaction of such claim, an amount in cash equal to the Allowed amount of such claim.

•
Class 3:  As soon as is reasonably practicable after the Effective Date, each holder of an Allowed General Unsecured Claim as of the Distribution Record Date shall receive from the GUC Trust its Pro Rata Share of (i) the New GM Securities or the proceeds thereof, if any, and (ii) the GUC Trust Units, in accordance with the terms of the GUC Trust and the GUC Trust Agreement, as further described herein.  The GUC Trust shall make subsequent distributions of New GM Securities and GUC Trust Units to holders of Disputed General Unsecured Claims as of the Distribution Record Date whose Claims are subsequently Allowed in accordance with the terms of the GUC Trust and the GUC Trust Agreement.

•
Class 4:  On the Effective Date, Property Environmental Claims shall be satisfied and treated in accordance with the terms of the Environmental Response Trust Agreement, the ERT Settlement Agreement, and the Priority Order Sites Consent Decrees and Settlement Agreements, as further described herein.  In addition, certain non-owned sites are subject to the terms of the March 29 Settlement Agreement, as further described herein.

•
Class 5:  On the Effective Date, or as soon thereafter as is reasonably practicable, all Asbestos Personal Injury Claims shall be channeled to the Asbestos Trust and all Asbestos Personal Injury Claims shall be satisfied in accordance with the terms of the Asbestos Trust, the Asbestos Trust Distribution Procedures, and the Asbestos Trust Agreement, as further described herein.

•
Class 6:  On the Effective Date, all existing equity securities issued by the Company were cancelled and one new share of Company common stock was issued by the Company to the GUC Trust as custodian, who shall hold such share for the benefit of the holders of such former equity securities consistent with their former economic entitlements.  The equity securities of the other Debtors shall also be cancelled as the Debtors are dissolved or merged out of existence pursuant to the Plan.  Each holder of an existing equity interest shall neither receive nor retain any property or interest in property on account of such equity interest unless all Allowed Claims have been satisfied in full, in which case the holders of such equity interests may receive a pro rata distribution of any remaining assets of the Debtors.  The Company does not expect holders of equity interests to receive any distribution because the creditors of the Company are not expected to be paid in full.

As described in the Monthly Operating Report for the month ended January 31, 2011, which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2011 and incorporated herein by reference (the “MOR”), as of January 31, 2011, and excluding the New GM Securities which have not been valued by the Debtors, the Debtors had total assets of approximately $1.1 billion and total liabilities of approximately $36.9 billion.  Further information regarding the assets and liabilities of the Company is included in the MOR.

GUC Trust Agreement

On March 30, 2011, in connection with the consummation of the Plan and the establishment of the GUC Trust, the Debtors entered into that certain GUC Trust Agreement (the “GUC Trust Agreement”) with Wilmington Trust Company (in its capacity as GUC Trust Administrator) and FTI Consulting, Inc. (in its capacity as GUC Trust Monitor).  The GUC Trust is responsible for distributing the New GM Securities that are allocated to the GUC Trust pursuant to the Plan to holders of Allowed General Unsecured Claims in accordance with the distribution procedures set forth in the GUC Trust Agreement.  The distribution procedures include a reserve mechanism to allow for the resolution of Claims that are disputed, in whole or in part.  In accordance with the Plan, the GUC Trust Agreement also provides for oversight of the GUC Trust Administrator, procedures for the settlement of Claims, certain reporting obligations of the GUC Trust, and certain transfer procedures with respect to the transfer of units of the GUC Trust.  A copy of the GUC Trust Agreement is attached hereto as Exhibit 3.1 and incorporated herein by reference.  This summary is qualified in its entirety by reference to the GUC Trust Agreement.

The ERT Settlement Agreement and the Environmental Response Trust

On October 20, 2010, the Debtors entered into that certain Environmental Response Trust Consent Decree and Settlement Agreement (the “ERT Settlement Agreement”) with the Environmental Response Trust Administrative Trustee, the United States of America (the “United States”), the States of Delaware, Illinois, Indiana, Kansas, Michigan, Missouri, New Jersey, New York, Ohio, Wisconsin, Commonwealth of Virginia, the Louisiana Department of Environmental Quality, the Massachusetts Department of Environmental Protection, and the Department of Environmental Protection of the Commonwealth of Pennsylvania (collectively, the “States”), and the Saint Regis Mohawk Tribe (the “Tribe”).  The ERT Settlement Agreement became effective on the Effective Date.  Pursuant to the ERT Settlement Agreement, the Company agreed to transfer ownership in 89 properties to the Environmental Response Trust on the Effective Date and the parties to the ERT Settlement Agreement agreed that the Environmental Response Trust would receive initial funding of $773 million (as adjusted) in cash and other assets from the Company on the Effective Date to fund and perform cleanup work with respect to such properties.  A copy of the ERT Settlement Agreement is attached hereto as Exhibit 3.2 and incorporated herein by reference.  This summary is qualified in its entirety by reference to the ERT Settlement Agreement.

On March 3, 2011, in connection with the consummation of the Plan and in accordance with the ERT Settlement Agreement and the establishment of the Environmental Response Trust, the Company and certain other Debtors entered into that Environmental Response Trust Agreement (the “Environmental Response Trust Agreement”) with EPLET, LLC (in its capacity as Environmental Response Trust Administrative Trustee), the Unites States, the States and the Tribe.  The Environmental Response Trust Agreement became effective on the Effective Date.  The Environmental Response Trust Agreement sets forth the manner in which the Environmental Response Trust is to be managed and funded, and vests certain powers in the Environmental Response Trust Administrative Trustee.  A copy of the Environmental Response Trust Agreement is attached hereto as Exhibit 3.3 and incorporated herein by reference.

Other Environmental Settlements

On March 3, 2011, the Bankruptcy Court approved an additional six settlements between the Company and the United States (the “Priority Order Sites Consent Decrees and Settlement Agreements”) to settle certain environmental liabilities at six non-owned sites under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and the Resource Conservation and Recovery Act (“RCRA”).  The Priority Order Sites Consent Decrees and Settlement Agreements became effective on the Effective Date.  Copies of the Priority Order Sites Consent Decrees and Settlement Agreements are attached hereto as Exhibits 99.1 to 99.6 and incorporated herein by reference.  This summary is qualified in its entirety by reference to the Priority Order Sites Consent Decrees and Settlement Agreements.

On March 29, 2011 the Bankruptcy Court approved a seventh settlement agreement resolving environmental claims at 34 non-owned sites under CERCLA, RCRA, and the Clean Air Act (the “March 29 Settlement Agreement”).  Pursuant to the terms of the March 29 Settlement Agreement, the Environmental Protection Agency and various States will receive an Allowed Claim of $36.2 million and $11.1 million in bonds.  These assets will be used to settle environmental claims at various sites contaminated with hazardous waste and to resolve civil penalties at other facilities.  A copy of the March 29 Settlement Agreement is attached hereto as Exhibit 99.7 and incorporated herein by reference.  This summary is qualified in its entirety by reference to the March 29 Settlement Agreement.

MLC Asbestos PI Trust Agreement

On March 31, 2011, in connection with the consummation of the Plan and the establishment of the Asbestos Trust, the Debtors entered into that certain MLC Asbestos PI Trust Agreement (the “Asbestos Trust Agreement”) with the Legal Representative for Future Claimants, the Official Committee of Unsecured Creditors Holding Asbestos-Related Claims, the Asbestos PI Trustee, Wilmington Trust Company, and the members of the Trust Advisory Committee identified on the signature pages thereto, pursuant to which Kirk P. Watson was appointed as the Asbestos Trust Administrator.  The Asbestos Trust Agreement became effective on the Effective Date.  Pursuant to the Asbestos Trust Agreement, the Asbestos Trust shall have an Allowed General Unsecured Claim against the Debtors totaling $625 million.  In addition to the appointment of Kirk P. Watson as the Asbestos Trust Administrator, the Asbestos Trust Agreement provides for the distribution of the New GM Securities received pursuant to such Allowed General Unsecured Claim to current and future asbestos claimants.  A copy of the Asbestos Agreement is attached hereto as Exhibit 3.4 and is incorporated herein by reference.  This description is qualified in its entirety by reference to the Asbestos Agreement.

Avoidance Action Trust Agreement

On March 30, 2011, in connection with the consummation of the Plan and the establishment of the Avoidance Trust, the Debtors entered into that certain Avoidance Action Trust Agreement (“Avoidance Action Trust Agreement”) with Wilmington Trust Company (in its capacity as the Trust Administrator) and FTI Consulting, Inc. (in its capacity as the Trust Monitor).  The Avoidance Trust was established to provide for the treatment of Avoidance Actions, including that certain Avoidance Action commenced by the Creditors’ Committee against JPMorgan Chase Bank, N.A., individually and as Administrative Agent, and various lenders party to a term loan agreement, dated as of November 29, 2006, between the Company, as borrower, JPMorgan Chase Bank, N.A., as agent, and various institutions as lenders and agents (styled Official Committee of Unsecured Creditors of Motors Liquidation Co. v. JPMorgan Chase Bank, N.A. et al., Adv. Pro. 09-00504 (Bankr. S.D.N.Y. July 31, 2009) (the “Term Loan Litigation”).  Among other matters, the Avoidance Action Trust Agreement sets forth the procedures for distribution of any award if the Term Loan Litigation is successful. A copy of the Avoidance Action Trust Agreement is attached hereto as Exhibit 3.5 and is incorporated herein by reference. This description is qualified in its entirety by reference to the Avoidance Action Trust Agreement.

Additional Information and Press Release

On March 31, 2011, the Company issued a press release announcing the Effective Date.  The press release is attached hereto as Exhibit 99.8 and is incorporated herein by reference.

ITEM 3.03.          Material Modification to Rights of Security Holders

Pursuant to the Plan, on the Effective Date, all existing equity securities issued by the Company were cancelled and one new share of the Company’s common stock was issued to the GUC Trust as custodian, who shall hold such share for the benefit of the holders of such former equity securities consistent with their former economic entitlements.  The equity securities of the other Debtors shall also be cancelled as the Debtors are dissolved or merged out of existence pursuant to the Plan.  Each holder of an existing equity interest shall neither receive nor retain any property or interest in property on account of such equity interest unless all Allowed Claims have been satisfied in full, in which case the holders of such equity interests may receive a pro rata distribution of any remaining assets of the Debtors.  The Company does not expect holders of equity interests to receive any distribution because the creditors of the Company are not expected to be paid in full.  The Company intends to file a Form 15 with the Securities and Exchange Commission as soon as practicable to terminate the registration of the Company’s common stock.  Thereafter, the Company’s reporting obligations under the Securities Exchange Act of 1934 with respect to the Company’s common stock shall be terminated.

ITEM 9.01          Financial Statements and Exhibits

Number	Description
2.1
Findings of Fact and Conclusions of Law and Order pursuant to sections 1129(A) and (B) of the Bankruptcy Code and Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming Debtors Second Amended Joint Chapter 11 Plan signed on March 29, 2011.

2.2	Debtors’ Second Amended Joint Chapter 11 Plan filed with the U.S. Bankruptcy Court for the Southern District of New York on March 18, 2011.
3.1	GUC Trust Agreement, dated March 30, 2011, by and among the Debtors, Wilmington Trust Company and FTI Consulting, Inc.
3.2

Environmental Response Trust Consent Decree and Settlement Agreement, effective March 31, 2011, by and among the Debtors and the Environmental Response Trust Administrative Trustee, the United States of America, the States of Delaware, Illinois, Indiana, Kansas, Michigan, Missouri, New Jersey, New York, Ohio, Wisconsin, Commonwealth of Virginia, the Louisiana Department of Environmental Quality, the Massachusetts Department of Environmental Protection, the Department of Environmental Protection of the Commonwealth of Pennsylvania, and the Saint Regis Mohawk Tribe.

3.3

Environmental Response Trust Agreement, effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., EPLET, LLC, the Unites States of America, the States of Delaware, Illinois, Indiana, Kansas, Michigan, Missouri, New Jersey, New York, Ohio, Wisconsin, Commonwealth of Virginia, the Louisiana Department of Environmental Quality, the Massachusetts Department of Environmental Protection, the Department of Environmental Protection of the Commonwealth of Pennsylvania, and the Saint Regis Mohawk Tribe.

3.4

MLC Asbestos PI Trust Agreement, dated March 31, 2011, by and among the Debtors, the Legal Representative for Future Claimants, the Official Committee of Unsecured Creditors Holding Asbestos-Related Claims, the Asbestos PI Trustee, Wilmington Trust Company, and the members of the Trust Advisory Committee identified on the signature pages thereto.

3.5	Avoidance Action Trust Agreement, dated March 30, 2011, by and among the Debtors, Wilmington Trust Company and FTI Consulting, Inc.
99.1	Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability

Management Company, Environmental Corporate Remediation Company, Inc. and the United States of America re: the Harvey Knott site.
99.2

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Iowa re: the Sioux City site.

99.3

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Indiana re: the Scatterfield site.

99.4

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Ohio re: the Delphi Harrison site.

99.5

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Ohio re: the Garland Road site.

99.6

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Wisconsin re: the Wheeler Pit site.

99.7

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc. and the United States of America re: the final non-owned site.

99.8	Press Release, dated March 31, 2011, titled “Motors Liquidation Company Chapter 11 Plan Consummated.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORS LIQUIDATION COMPANY (Registrant)

April 4, 2011	By:	/s/ James Selzer
(Date)		James Selzer
Vice President and Treasurer

EXHIBIT INDEX

Number	Description
2.1
Findings of Fact and Conclusions of Law and Order pursuant to sections 1129(A) and (B) of the Bankruptcy Code and Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming Debtors Second Amended Joint Chapter 11 Plan signed on March 29, 2011.

2.2	Debtors’ Second Amended Joint Chapter 11 Plan filed with the U.S. Bankruptcy Court for the Southern District of New York on March 18, 2011.
3.1	GUC Trust Agreement, dated March 30, 2011, by and among the Debtors, Wilmington Trust Company and FTI Consulting, Inc.
3.2

Environmental Response Trust Consent Decree and Settlement Agreement, effective March 31, 2011, by and among the Debtors and the Environmental Response Trust Administrative Trustee, the United States of America, the States of Delaware, Illinois, Indiana, Kansas, Michigan, Missouri, New Jersey, New York, Ohio, Wisconsin, Commonwealth of Virginia, the Louisiana Department of Environmental Quality, the Massachusetts Department of Environmental Protection, the Department of Environmental Protection of the Commonwealth of Pennsylvania, and the Saint Regis Mohawk Tribe.

3.3

Environmental Response Trust Agreement, effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., EPLET, LLC, the Unites States of America, the States of Delaware, Illinois, Indiana, Kansas, Michigan, Missouri, New Jersey, New York, Ohio, Wisconsin, Commonwealth of Virginia, the Louisiana Department of Environmental Quality, the Massachusetts Department of Environmental Protection, the Department of Environmental Protection of the Commonwealth of Pennsylvania, and the Saint Regis Mohawk Tribe.

3.4

MLC Asbestos PI Trust Agreement, dated March 31, 2011, by and among the Debtors, the Legal Representative for Future Claimants, the Official Committee of Unsecured Creditors Holding Asbestos-Related Claims, the Asbestos PI Trustee, Wilmington Trust Company and the members of the Trust Advisory Committee identified on the signature pages thereto.

3.5	Avoidance Action Trust Agreement, dated March 30, 2011, by and among the Debtors, Wilmington Trust Company and FTI Consulting, Inc.
99.1

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc. and the United States of America re: the Harvey Knott site.

99.2

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Iowa re: the Sioux City site.

99.3

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Indiana re: the Scatterfield site.

99.4

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Ohio re: the Delphi Harrison site.

99.5

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Ohio re: the Garland Road site.

99.6

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc., the United States of America and the State of Wisconsin re: the Wheeler Pit site.

99.7

Consent Decree and Settlement Agreement, dated March 3, 2011 and effective March 31, 2011, by and among the Company, Remediation and Liability Management Company, Environmental Corporate Remediation Company, Inc. and the United States of America re: the final non-owned site.

99.8	Press Release, dated March 31, 2011, titled “Motors Liquidation Company Chapter 11 Plan Consummated.”